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                                                                 EXHIBIT 10.24.4

        THIS ELECTION RELATES TO SECURITIES THAT ARE PART OF A PROSPECTUS
             COVERING SECURITIES THAT HAVE BEEN REGISTERED UNDER THE
                             SECURITIES ACT OF 1933

                                    DSW INC.
                           2005 EQUITY INCENTIVE PLAN

                  FORM OF CASH RETAINER DEFERRAL ELECTION FORM

1.00 THE DSW INC. DIRECTORS DEFERRAL PROGRAM.

Under the DSW Inc. ("Company") directors' compensation program, your "Annual Retainer" is the amount paid for service as a member of the DSW board, currently $100,000 annually) plus any amount paid for service as the chair of a board committee. This Annual Retainer is to be paid in two forms:

      - A portion of your Annual Retainer is automatically paid in the form of Stock Units ("Stock Unit Retainer"). For the period between the initial public offering of the Company's securities ("IPO") and the first annual meeting of the Company's shareholders after the IPO, the Stock Unit Retainer will consist of 3,100 Stock Units and will be granted shortly after the IPO. On the date of each annual meeting of the shareholders for the purpose of electing directors beginning with the Company's 2006 annual meeting (assuming you continue to serve as a director after that meeting), you will automatically receive a grant of a number of Stock Units determined by dividing one-half of your Annual Retainer (excluding any amount paid for service as the chair of a board committee) by the Fair Market Value (as defined in the DSW Inc. 2005 Equity Incentive Plan - "Plan") of a share of stock on the grant date. These Stock Units will be subject to the terms of a separate Award Agreement that will be distributed at the same time the Stock Units are granted and are unaffected by any election you make on this form.

      - The balance of the Annual Retainer and committee fees ("Cash Retainer") are paid in quarterly installments of $12,500 each and normally are paid in cash as of the end of each of the Company's fiscal quarters. However, each director also may elect to receive his or her Cash Retainer in additional Stock Units by completing Part 2.00 of this deferral form.

All Stock Units are issued under the Plan and are described in the Plan's Prospectus. You should read the Plan and the Plan's Prospectus carefully before making any election on this deferral form to be sure you understand the nature of Stock Units.

This form describes how and when you may elect to receive your Cash Retainer in the form of Stock Units and the consequences of that election.

If you elect to receive your Cash Retainer in Stock Units, you also will receive a separate Award Agreement relating to these Stock Units. That Award Agreement, together with the Plan and the Plan's Prospectus, describes the terms of your Stock Units.

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1.01 HOW TO MAKE YOUR ELECTIONS.

You should complete one of two parts of this form and sign the acknowledgment in
Part 3.00 of this form.

      - IF YOU WANT YOUR CASH RETAINER CONVERTED TO STOCK UNITS, you should complete Parts 2.01 and 3.00 of this form. You also should complete the Beneficiary Designation Form that will be attached to your Award Agreement and follow the instructions included with that Award Agreement.

      - IF YOU WANT TO RECEIVE YOUR CASH RETAINER IN CASH, you should complete Parts 2.02 and 3.00 of this form to waive your right to receive your Cash Retainer in Stock Units.

Subject to the legal restrictions described below, you also may change the elections you make on this form. These changes may be made on the attached "Change to Cash Retainer Deferral Election Form."

1.02 WHEN TO MAKE AN ELECTION.

YOU MUST RETURN THIS FORM TO DSW'S VICE PRESIDENT, HUMAN RESOURCES AT THE ADDRESS GIVEN BELOW NO LATER THAN ____________. Changes to this election (and when and how those changes may be made) are discussed below.

1.03 THINGS TO CONSIDER WHEN COMPLETING THIS DEFERRAL FORM.

There are several things you should consider before you complete this deferral form:

      - Stock Units are treated as deferred compensation under the Internal Revenue Code. This means that you should carefully consider your election because you do not have complete flexibility to change the decision you make. These restrictions are explained in Part 2.00 of this form.

      - Section 409A of the Internal Revenue Code ("Section 409A") imposes substantial penalties on persons who receive some forms of deferred compensation (see the Plan's Prospectus for more information about these penalties). The Plan's rules affecting Stock Units and this election form have been designed to avoid these penalties. However, because the Internal Revenue Service has not yet issued rules fully defining the effect of Section 409A, it may be necessary to revise your election or the terms of your Stock Units if you are to avoid these penalties. As a condition of making an election on this form, you must agree to accept those revisions, without any further consideration, even if those revisions change the terms of your Stock Units or any election made on this form.

      - Any deferral election you make on this form will remain in effect until it is changed. However, any change will be effective only for future calendar years and must be made by completing another copy of this form and returning it to DSW's Vice President, Human Resources (at the address given below) no later than December 15

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         of the calendar year before the calendar year the new election is to be effective. If you do not adhere to this schedule, your attempted change will be ineffective.

            FOR EXAMPLE, assume that you elect to have your Cash Retainer converted to Stock Units. However, later, you decide that you want to change that election and want to have your Cash Retainer paid in cash. You may do this only by returning a Change to Cash Retainer Deferral Election Form to DSW's Vice President, Human Resources at the address given below no later than December 15 of the calendar year ending before the calendar year in which the Cash Retainer is paid (e.g., December 15, 2007 with respect to the 2008 Cash Retainer).

      - Any election to convert your Cash Retainer to Stock Units will be revoked automatically [1] if there are not sufficient authorized shares under the Plan to accommodate an election or [2] on the date the Plan expires. However, this automatic revocation will apply only to subsequently earned fees and will not accelerate the distribution of any Stock Units.

      - Contact DSW's Vice President, Human Resources at (614) 238-5781 if you have any questions about Stock Units or this election.

1.03 HOW THIS DEFERRAL PROGRAM WORKS.

As more fully explained in the Plan's Prospectus, a "Stock Unit" is a right to receive a share of Company stock when the Stock Unit is settled. Although you may not cast any votes with respect to your Stock Units, your Stock Units will be credited with dividends. If there are sufficient authorized shares to do so, these dividends also will be converted to Stock Units and distributed to you when your Stock Units are settled. If there no longer are sufficient authorized shares to convert dividends to Stock Units, the dividends will be paid in cash when your Stock Units are settled.

The number of Stock Units you will be granted in lieu of your Cash Retainer will depend on the Fair Market Value (as defined in the Plan) of the Company's stock when your Cash Retainer otherwise would have been paid in cash (i.e., at the end of each of the Company's fiscal quarters).

      FOR EXAMPLE, assume that the Fair Market Value of the Company's stock is $20.00 when an installment of your Cash Retainer is payable. Under this assumption, you would receive 625 Stock Units with a total Fair Market Value of $12,500 (i.e., $12,500, the value of the Cash Retainer due, divided by $20.00, the Fair Market Value of the Company's stock at the time the Cash Retainer is payable equals 625 Stock Units).

When your Board service ends, all your Stock Units will be settled (i.e., converted to an equal number of shares of Company stock).

      FOR EXAMPLE, assume that you have served on the board for 10 years during which [1] you have been granted 25,000 Stock Units in lieu of your Cash Retainer and [2] an additional 5,000 Stock Units have been granted to you in lieu of dividends on the shares underlying your Stock Units. Also assume that, when your Board service ends, the Fair

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      Market Value of a share of Company stock is $45.00. At that time, you will receive 30,000 shares of Company stock with a total Fair Market Value of $1,350,000.

And, as more fully described in the Plan's Prospectus, the value of your Stock Units is not taxed until the Stock Units are settled and you are issued an equal number of shares of Company stock. This means that you will accumulate more shares of stock through deferring your Cash Retainer than if you received the Cash Retainer in cash, paid taxes upon receipt of that cash and purchased Company shares with the after-tax balance.

2.00 CASH RETAINER DEFERRAL ELECTION.

Complete either Part 2.01 (if you want your Cash Retainer converted to Stock Units) or Part 2.02 if you want to receive your Cash Retainer in cash.

2.01 ELECTION AFFECTING CASH RETAINER.

You may elect to have your Cash Retainer converted into Stock Units and settled when you leave the board by completing this part of this form.

      _____ I direct the Company to convert my Cash Retainer into Stock Units.

In making this election, I understand that:

      - This election may be changed (and my Cash Retainer paid in cash) only if I return a completed Change to Cash Retainer Deferral Election Form to DSW's Vice President, Human Resources at the address given below no later than December 15 of the calendar year ending before it is to be effective (e.g., an election to have my 2008 Cash Retainer paid in cash must be filed no later than December 15, 2007).

      - The value of Stock Units may change as the Fair Market Value of the Company's stock changes; there is no guarantee that the value of Stock Units will increase.

      - My Stock Units will be settled in a single lump sum distribution only after I leave the board.

2.02 ELECTION TO RECEIVE CASH RETAINER IN CASH.

Please complete this part of this form if you want to receive your Cash Retainer in cash.

      _____ I confirm that I want to receive my Cash Retainer in cash and reject the opportunity to have the Cash Retainer converted to Stock Units.

In making this election, I understand that this election may be changed (and my Cash Retainer converted to Stock Units) only if I return a completed Change to Cash Retainer Deferral Election Form to DSW's Vice President, Human Resources at the address given below no later than December 15 of the calendar year ending before it is to be effective (e.g., an election to have my 2008 Cash Retainer converted to Stock Units must be filed no later than December 15, 2007).

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3.00 YOUR ACKNOWLEDGMENT

Note: You must sign and return a copy of this deferral form to DSW's Vice President, Human Resources at the address given below no later than
____________.

By signing below and in addition to the representations made in Part 2,00 of this form, I acknowledge and agree that:

      -  A copy of the Plan has been made available to me;

      -  I have received a copy of the Plan's Prospectus;

      -  I understand and accept the conditions placed on my Stock Units;

      - I will consent (in my own behalf and in behalf of my beneficiaries and without any further consideration) to any change to my election or this deferral form to avoid paying penalties under Section 409A of the Internal Revenue Code, even if those changes affect the conditions of my deferral and my Stock Units and reduce their value or potential value; and

      - If I do not return a signed copy of this deferral form to DSW's Vice President, Human Resources at the address given below before ____________, my Cash Retainer will be paid in cash and I will have waived any right to receive my Cash Retainer in the form of Stock Units.

_________________

_________________________________________

(signature)

Date signed: ____________________________

A signed copy of this form must be sent to the following address no later than ____________:

                  Vice President, Human Resources
                  DSW
                  4150 East Fifth Avenue
                  Columbus, Ohio 43219

                                      *****

                      COMMITTEE'S ACKNOWLEDGMENT OF RECEIPT

A signed copy of this deferral form was received on ______________.

By: _________________________

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_______________

      _____ Has complied with the conditions imposed on an election to have the Cash Retainer paid in the form of Stock Units; or

      _____ Has not complied with the conditions imposed on an election to have the Cash Retainer paid in the form of Stock Units because

      __________________________________________________________________________
      describe deficiency

DSW Inc. 2005 Equity Incentive Plan Administrator

By: ________________________________

Date: ______________________________

NOTE: Send a copy of this completed form to ____________ and keep a copy as part of the Plan's permanent records.

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                                    DSW INC.
                           2005 EQUITY INCENTIVE PLAN
                 CHANGE TO CASH RETAINER DEFERRAL ELECTION FORM

Earlier I elected how I wanted my Cash Retainer paid to me. Now, I want to change that election as follows:

_____ I previously elected to have my Cash Retainer paid in cash. Now, I direct the Company to convert my Cash Retainer into Stock Units.

      In making this election, I understand that:

            - This new election will be effective only if I return this Change to Cash Retainer Deferral Election Form to DSW's Vice President, Human Resources at the address given below no later than December 15 of the calendar year before the calendar year it is to be effective. If I do not adhere to this schedule, this change will be ineffective and my earlier election will continue to apply.

            - This election may be changed again (and my Cash Retainer paid in cash) only if I return another completed Change to Cash Retainer Deferral Election Form to DSW's Vice President, Human Resources at the address given below no later than December 15 of the calendar year ending before it is to be effective (e.g., an election to have my 2008 Cash Retainer paid in cash must be filed no later than December 15, 2007).

            -  This new election will have no effect on my earlier election.

            - The value of Stock Units may change as the Fair Market Value of the Company's stock changes; there is no guarantee that the value of Stock Units will increase.

            - My Stock Units will be settled in a single lump sum distribution only after I leave the board.

_____ I previously elected to have my Cash Retainer converted to Stock Units. Now, I direct the Company to pay my Cash Retainer in cash.

      In making this election, I understand that:

            - This new election will be effective only if I return this Change to Cash Retainer Deferral Election Form to DSW's Vice President, Human Resources at the address given below no later than December 15 of the calendar year before the calendar year it is to be effective. If I do not adhere to this schedule, this change will be ineffective and my earlier election will continue to apply.

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            -  This election may be changed again (and my Cash Retainer converted to Stock Units) only if I return another Change to Cash Retainer Deferral Election Form to the address given below no later than December 15 of the calendar year ending before it is to be effective (e.g., an election to have my 2008 Cash Retainer converted to Stock Units must be filed no later than December 15,
               2007).

            -  This new election will have no effect on my earlier election.

YOUR ACKNOWLEDGMENT

Note: You must sign and return a copy of this deferral form to DSW's Vice President, Human Resources at the address given below no later than December 15 of the calendar year before the calendar year it is to be effective.

By signing below and in addition to the representations made earlier in this form, I acknowledge and agree that:

      -  A copy of the Plan has been made available to me;

      -  I have received a copy of the Plan's Prospectus;

      -  I understand and accept the conditions placed on my Stock Units;

      - I will consent (in my own behalf and in behalf of my beneficiaries and without any further consideration) to any change to my election or this deferral form to avoid paying penalties under Section 409A of the Internal Revenue Code, even if those changes affect the conditions of my deferral and my Stock Units and reduce their value or potential value; and

      - If I do not return a signed copy of this deferral form to the address given below before ____________, my Cash Retainer will be paid in the form I previously elected.

___________________

_________________________________________

(signature)

Date signed: ____________________________

A signed copy of this form must be sent to the following address no later than ____________:

                  Vice President, Human Resources
                  DSW
                  4150 East Fifth Avenue
                  Columbus, Ohio 43219

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                      COMMITTEE'S ACKNOWLEDGMENT OF RECEIPT

A signed copy of this deferral form was received on ______________.

By: _________________________

________________

      _____ Has complied with the conditions imposed on this changed election and the new election will be implemented; or

      _____ Has not complied with the conditions imposed on this changed election and the new election will not be implemented because describe deficiency

DSW Inc. 2005 Equity Incentive Plan Administrator

By: ________________________________

Date: ______________________________

NOTE: Send a copy of this completed form to ____________ and keep a copy as part of the Plan's permanent records.

06/22/2005 - 9703464